Exhibit 10.1

Execution Version

AMENDMENT NO. 5 TO CREDIT AGREEMENT

AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of May 25, 2017 (this “Amendment”), by and among National Mentor Holdings, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, Barclays Bank PLC, as administrative agent (the “Administrative Agent”) under the Credit Agreement (as defined below) and the Lenders party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 31, 2014 (as amended by Amendment No. 1 to Credit Agreement dated as of September 8, 2014, as further amended by Amendment No. 2 to Credit Agreement dated as of October 21, 2014, as further amended by Amendment No. 3 to Credit Agreement dated as of February 27, 2015, as further amended by that certain letter agreement dated as of April 12, 2016 and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, NMH Holdings, LLC, the Administrative Agent and each Lender from time to time party thereto, and the other parties thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting to enter into Permitted Repricing Amendment pursuant to Section 10.1 of the Credit Agreement;

WHEREAS, the Lenders party hereto have indicated their willingness to consent to the amendments to the Credit Agreement further described in Section 1 below.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Amendments to the Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)	The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Margin”: for each Type of Loan, the rate per annum set forth under the relevant column heading below:

	ABR Loans	Eurodollar Loans
Revolving Loans and Swingline Loans	2.25%	3.25%
Tranche B Term Loans	2.00%	3.00%

(b)	The definition of “Eurodollar Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference to “1.00% per annum” therein to “0.75% per annum”.

(c)	The definition of “Repricing Premium” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“ “Repricing Premium” means, in connection with a Repricing Transaction, a premium (expressed as a percentage of the principal amount of such Tranche B Term Loans to be prepaid) equal to the amount set forth below:

(a) on or prior to the first anniversary of the Amendment No. 5 Effective Date, 1.0%;

(b) thereafter, 0%.”

(d)	Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:

“Amendment No. 5” shall mean Amendment No. 5 to this Agreement, dated May [•], 2017, among Borrower, the Administrative Agent, the other Loan Parties party thereto and the Lenders party thereto.

“Amendment No. 5 Effective Date” shall mean the “Effective Date” under and as defined in Amendment No. 5.

2.	Tranche B Term Loans.

(a)

Subject to the terms and conditions set forth herein (i) each existing Tranche B Term Lender (collectively, the “Continuing Tranche B Term Lenders”) that executes and delivers a Lender Addendum (Continuing Tranche B Term Lender) in the form attached hereto as Exhibit A (a “Lender Addendum (Continuing Tranche B Term Lender)”) thereby consents to this Amendment and (x) if checking option 1, agrees to continue via “cashless settlement” all (or such lesser amount as may be allocated by the Administrative Agent and the Borrower) of its existing Tranche B Term Loans outstanding immediately before giving effect to this Amendment as a Tranche B Term Loan on the Effective Date in a principal amount equal to such Continuing Tranche B Term Lender’s Tranche B Term Commitment (as defined in the Credit Agreement) or (y) if checking option 2, agrees to sell the entire principal amount of its existing Tranche B Term Loans outstanding immediately before giving effect to this Amendment via an assignment on the Effective Date and then promptly purchase an equal amount (or such lesser amount as may be allocated by the Administrative Agent and the Borrower) of Tranche B Term Loans and (ii) each Person (other than a Continuing Tranche B Term Lender in its capacity as such) (collectively, the “Additional Tranche B Term Lenders”) that executes and delivers a Lender Addendum (Additional Tranche B Term Lender) in the form attached hereto as Exhibit B (a “Lender Addendum (Additional Tranche B Term Lender)” and, together with a Lender Addendum (Continuing Tranche B Term Lender), a “Lender Addendum”) agrees to take via an assignment on the Effective Date from one or more Non-Consenting Lenders a principal amount of Tranche B Term Loans equal to such Additional Tranche B Term Lender’s Tranche B Term Commitment (as defined in the Credit Agreement). For purposes hereof, a Person shall become a party to the Credit Agreement as amended hereby and a Tranche B Term Lender as of the Effective Date by executing and delivering to the Administrative Agent, on or prior to the Effective Date, a Lender Addendum (Additional Tranche B Term Lender) in its capacity as a Tranche B Term Lender. For the avoidance of doubt, the existing Term Loans of a Continuing Tranche B Term Lender must be continued in whole and may not be continued in part unless otherwise notified by the Administrative Agent prior to the Effective Date to give effect to any cash prepayment of the Tranche B Term Loans to be made by the Borrower on the Effective Date. Any Non-Consenting Lender whose Tranche B Term Loans are

2

repaid or assigned to one or more Additional Tranche B Term Lenders on the Effective Date in accordance with this Amendment shall be entitled to the benefits of Section 2.20 of the Credit Agreement with respect thereto. Each Continuing Tranche B Term Lender hereby waives the benefits of Section 2.20 of the Credit Agreement with respect to that portion of the Tranche B Term Loans of such Lender continued hereunder.

(b)	Notwithstanding anything herein to the contrary, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than to the extent waived pursuant to Section 2(a)) shall continue in full force and effect with respect to, and for the benefit of, each existing Tranche B Term Lender in respect of such Lender’s existing Term Loans to the same extent expressly set forth therein.

(c)	Notwithstanding anything in this Amendment to the contrary, the continuation of existing Tranche B Term Loans may be implemented pursuant to other procedures specified by the Administrative Agent, including, without limitation, by replacement of such existing Tranche B Term Loans by a deemed repayment of such existing Tranche B Term Loans of a Continuing Tranche B Term Lender followed by a subsequent deemed assignment to it of new Tranche B Term Loans in the same amount.

(d)	For the avoidance of doubt, the Lenders hereby acknowledge and agree that, at the sole option of the Administrative Agent, any Lender with existing Tranche B Term Loans that are replaced as contemplated hereby (whether by assignment of its Tranche B Term Loans to one or more Additional Tranche B Term Lenders or otherwise) shall, automatically upon receipt (or deemed receipt) of the amount necessary to purchase such Lender’s existing Tranche B Term Loans so replaced, at par, and pay all accrued interest thereon, be deemed to have assigned such Loans pursuant to a form of Assignment and Acceptance and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith. The Lenders hereby agree to waive any notice requirements of the Credit Agreement in connection with the replacement of existing Tranche B Term Loans contemplated hereby (whether by assignment of such Tranche B Term Loans to one or more Additional Tranche B Term Lenders or otherwise).

3.	Effective Date Conditions. This Amendment will become effective on the date (the “Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a)	the Administrative Agent shall have received (i) this Amendment executed and delivered by the Borrower, the other Loan Parties and the Administrative Agent and (ii) a Lender Addendum, executed and delivered by each of the Additional Tranche B Term Lenders and the Continuing Tranche B Term Lenders;

(b)	the Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (i) (A) certifying and attaching the resolutions or similar consents adopted by the Borrower approving or consenting to this Amendment, (B) certifying that the certificate or articles of incorporation and by-laws of the Borrower, in each case, either (x) has not been amended since the Closing Date or (y) is attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Amendment and any related documents on behalf of the Borrower and (ii) certifying as to the matters set forth in clauses (d), (e) and (f) below;

3

(c)	all fees and out-of-pocket expenses for which invoices have been presented prior to the Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid or reimbursed by the Borrower pursuant to Section 10.5 of the Credit Agreement or any other letter agreement in connection with this Amendment shall have been paid or reimbursed;

(d)	each of the representations and warranties made by each Loan Party contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects as of the Effective Date as if made on and as of such date (other than representations and warranties which speak only as of a certain date, which representations and warranties shall be made only on such date);

(e)	the representations and warranties in Section 4 of this Amendment shall be true and correct in all material respects as of the Effective Date; and

(f)	no Event of Default shall exist on the Effective Date immediately before and after giving effect to the effectiveness hereof.

4.	Representations and Warranties. By its execution of this Amendment, the Borrower hereby certifies that the execution, delivery and performance by the Borrower and each other Loan Party of this Amendment, and each other Loan Document executed or to be executed by it in connection with this Amendment are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate, limited liability company, or other organizational action on the part of such Loan Party. This Amendment has been duly executed and delivered by each Loan Party and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms and the terms of the Credit Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.

5.	Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of, among others, the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

6.	Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 10.1 of the Credit Agreement.

4

7.	Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Amendment shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Effective Date, shall continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

8.	GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. SECTIONS 10.12 AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

9.	Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

10.	Counterparts. This Amendment may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

11.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

12.	Loan Document. On and after the Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Amendment may be amended or waived solely by the parties hereto as set forth in Section 6 above).

[signature pages to follow]

5

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

NATIONAL MENTOR HOLDINGS, INC., as Borrower

By:	/s/ Denis Holler
Name: Denis Holler
Title: Chief Financial Officer

NMH HOLDINGS, LLC, as Holdings

By:	/s/ Denis Holler
Name: Denis Holler
Title: Chief Financial Officer

SUBSIDIARY GUARANTORS:

ADULT DAY HEALTH, INC.
CALIFORNIA MENTOR FAMILY HOME AGENCY, LLC
CENTER FOR COMPREHENSIVE SERVICES, INC.
COMMUNITY REINTEGRATION SERVICES, INC.
CORNERSTONE LIVING SKILLS, INC.
FAMILY ADVOCACY SERVICES, LLC
FIRST STEP INDEPENDENT LIVING PROGRAM, INC.
HORRIGAN COLE ENTERPRISES, INC.
ILLINOIS MENTOR, INC.
ILLINOIS MENTOR COMMUNITY SERVICES, INC.
INSTITUTE FOR FAMILY CENTERED SERVICES, INC.
LOYD’S LIBERTY HOMES, INC.
MASSACHUSETTS MENTOR, LLC
MENTOR ABI, LLC
MENTOR MANAGEMENT, INC.
MENTOR MARYLAND, INC.
NATIONAL MENTOR HEALTHCARE, LLC
NATIONAL MENTOR HOLDINGS, LLC
NATIONAL MENTOR SERVICES HOLDINGS, LLC
NATIONAL MENTOR SERVICES, LLC
NATIONAL MENTOR, LLC
NRMI, LLC
OHIO MENTOR, INC.
PROGRESSIVE LIVING UNITS SYSTEMS- NEW JERSEY, INC.
REM ARROWHEAD, INC.
REM CENTRAL LAKES, INC.
REM COMMUNITY OPTIONS, LLC

[Signature Page to Amendment No. 5 to Credit Agreement]

REM CONNECTICUT COMMUNITY SERVICES, INC.
REM DEVELOPMENTAL SERVICES, INC.
REM EAST, LLC
REM HEARTLAND, INC.
REM HENNEPIN, INC.
REM INDIANA COMMUNITY SERVICES, INC.
REM INDIANA COMMUNITY SERVICES II, INC.
REM INDIANA, INC.
REM IOWA COMMUNITY SERVICES, INC.
REM IOWA, INC.
REM MINNESOTA COMMUNITY SERVICES, INC.
REM MINNESOTA, INC.
REM NEVADA, INC.
REM NEW JERSEY, INC.
REM NORTH DAKOTA, INC.
REM NORTH STAR, INC.
REM OCCAZIO, INC.
REM OHIO, INC.
REM OHIO WAIVERED SERVICES, INC.
REM OHIO II, LLC
REM RAMSEY, INC.
REM RIVER BLUFFS, INC.
REM SOUTH CENTRAL SERVICES, INC.
REM SOUTHWEST SERVICES, INC.
REM WEST VIRGINIA, LLC
REM WISCONSIN, INC.
REM WISCONSIN II, INC.
REM WISCONSIN III, INC.
REM WOODVALE, INC.
SOUTH CAROLINA MENTOR, INC.
TRANSITIONAL SERVICES, LLC
UNLIMITED QUEST, INC.

By:	/s/ Denis Holler
Name:	Denis Holler
Title:	Chief Financial Officer

CAREMERIDIAN, LLC

By:	/s/ Denis Holler
Name:	Denis Holler
Title:	Treasurer

[Signature Page to Amendment No. 5 to Credit Agreement]

BARCLAYS BANK, PLC, as Administrative Agent

By:	/s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Assistant Vice President

[Signature Page to Amendment No. 5 to Credit Agreement]

Exhibit A to

Amendment No. 5 to

Credit Agreement

LENDER ADDENDUM (CONTINUING TRANCHE B TERM LENDER)

May [●], 2017

Reference is made to the Credit Agreement, dated as of January 31, 2014 (as amended by Amendment No. 1 to Credit Agreement dated as of September 8, 2014, as further amended by Amendment No. 2 to Credit Agreement dated as of October 21, 2014, as further amended by Amendment No. 3 to Credit Agreement dated as of February 27, 2015, as further amended by that certain letter agreement dated as of April 12, 2016 and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement” ; unless otherwise defined herein, terms defined therein being used herein as therein defined), among National Mentor Holdings, Inc., a Delaware corporation (the “Borrower”), NMH Holdings, LLC, Barclays Bank PLC, as administrative agent (the “Administrative Agent”) and each Lender from time to time party thereto.

As provided in Section 2 of that certain Amendment No. 5 to Credit Agreement (the “Fifth Amendment”), dated as of May [●], 2017, by and among the Borrower, the other Loan Parties party thereto, the Administrative Agent and the other Lenders party thereto, upon execution and delivery of this Lender Addendum (Continuing Tranche B Term Lender) by the undersigned, the Continuing Tranche B Term Lender named herein hereby consents to the Fifth Amendment and the amendments and other terms contained therein and, in each case, as of the Effective Date (please check only one):

☐	OPTION 1: Cashless Settlement

(i) elects to continue its existing Tranche B Term Loans outstanding immediately before giving effect to the Fifth Amendment as a Tranche B Term Loan under the Credit Agreement in a principal amount equal to the Tranche B Term Commitment set forth in Schedule 1 hereto, effective as of the Effective Date (as defined in the Fifth Amendment) and (ii) represents and warrants to the Administrative Agent that it has the organizational power and authority to execute, deliver and perform its obligations under this Lender Addendum (Continuing Tranche B Term Lender) and the Fifth Amendment (including, without limitation, with respect to any exchange contemplated hereby) and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Lender Addendum (Continuing Tranche B Term Lender) and the Fifth Amendment.

☐	OPTION 2: Post-Closing Settlement

(i) elects to have the full amount of its existing Tranche B Term Loans outstanding immediately before giving effect to the Fifth Amendment purchased and agrees to promptly purchase an equal amount (or lesser amount, based on the allocation of the Tranche B Term Loans by the Administrative Agent and the Borrower) of Tranche B Term Loans and (ii) represents and warrants to the Administrative Agent that it has the organizational power and authority to execute, deliver and perform its obligations under this Lender Addendum (Continuing Tranche B Term Lender) and the Fifth Amendment (including, without limitation, with respect to any exchange contemplated hereby) and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Lender Addendum and the Fifth Amendment.

THIS LENDER ADDENDUM (CONTINUING TRANCHE B TERM LENDER) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum (Continuing Tranche B Term Lender) to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

Name of Institution:

_________________________________, as Lender

By:
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Amendment No. 5 Lender Addendum (Continuing Tranche B Term Lender)]

Schedule 1 to

Amendment No. 5 Lender Addendum

(Continuing Tranche B Term Lender)

TRANCHE B TERM COMMITMENT

AND NOTICE ADDRESS

1.	Name of Lender: _______________________________

2.	Notice Address: ______________________________

_______________________________

_______________________________

_______________________________

Attention:          _______________________________

Telephone:        _______________________________

Facsimile:         _______________________________

3.	Tranche B Term Commitment: $_________________

Exhibit B to

Amendment No. 5 to

Credit Agreement

LENDER ADDENDUM (ADDITIONAL TRANCHE B TERM LENDER)

May [●], 2017

Reference is made to the Credit Agreement, dated as of January 31, 2014 (as amended by Amendment No. 1 to Credit Agreement dated as of September 8, 2014, as further amended by Amendment No. 2 to Credit Agreement dated as of October 21, 2014, as further amended by Amendment No. 3 to Credit Agreement dated as of February 27, 2015, as further amended by that certain letter agreement dated as of April 12, 2016 and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined), among National Mentor Holdings, Inc., a Delaware corporation (the “Borrower”), NMH Holdings, LLC, Barclays Bank PLC, as administrative agent (the “Administrative Agent”) and each Lender from time to time party thereto.

As provided in Section 2 of that certain Amendment No. 5 to Credit Agreement (the “Fifth Amendment”), dated as of May [●], 2017, by and among the Borrower, the other Loan Parties party thereto, the Administrative Agent and the other Lenders party thereto, upon execution and delivery of this Lender Addendum (Additional Tranche B Term Lender) (this “Addendum”) by the undersigned, the Additional Tranche B Term Lender named herein hereby takes by assignment from one or more Non-Consenting Lenders a principal amount of Tranche B Term Loans equal to the Tranche B Term Commitment set forth in Schedule 1 hereto (such commitment, the “Assigned Interest”) and, as a result, effective as of the Effective Date (as defined in the Fifth Amendment), hereby becomes a Tranche B Term Lender under the Credit Agreement.

The undersigned (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Lender Addendum (Additional Tranche B Term Lender) and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received and/or had the opportunity to review a copy of the Credit Agreement to the extent it has in its sole discretion deemed necessary, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has in its sole discretion deemed appropriate to make its own credit analysis and decision to enter into this Lender Addendum (Additional Tranche B Term Lender) and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) it is not a Defaulting Lender and (vi) it is not a Disqualified Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

THIS LENDER ADDENDUM (ADDITIONAL TRANCHE B TERM LENDER) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Delivery of an executed signature page hereof by facsimile or electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum (Additional Tranche B Term Lender) to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

Name of Institution:

_________________________________, as Lender

By:
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

[Signature Page to Amendment No. 5 Lender Addendum (Additional Tranche B Term Lender)]

Schedule 1 to

Fifth Amendment Lender Addendum

(Additional Tranche B Term Lender)

TRANCHE B TERM COMMITMENT

AND NOTICE ADDRESS

1.	Name of Lender: _______________________________

2.	Notice Address: ______________________________

_______________________________

_______________________________

_______________________________

Attention:          _______________________________

Telephone:        _______________________________

Facsimile:         _______________________________

3.	Tranche B Term Commitment: $_________________